Exhibit 99.1

Annual Meeting of Stockholders Houston May 29, 2009

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings. This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; the economic potential of properties and estimated exploration costs. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. Endeavour cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; access to equipment and oilfield services; unanticipated fluctuations in flow rates of producing wells related to mechanical, reservoir or facilities performance; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; and general exploration and development risks and hazards. The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. SEC guidelines prohibit the use in filings of terms such as "probable," "possible," P2 or P3 and "non-proved" reserves, reserves "potential" or "upside" or other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to greater risk of being actually realized by the company. Certain statements should be regarded as "forward-looking" statements within the meaning of the securities laws. These statements speak only as of the date made. Such statements are subject to assumptions, risk and uncertainty. Actual results or events may vary materially.

Endeavour at a Glance Endeavour Acreage Endeavour Production Endeavour Developments 3 major development projects in the UK moving forward Sale of EEN for $150 million Disciplined and successful E&A process Recent launch of onshore US exploration campaign 2008 financial results Discretionary cash flow $121 million Ending cash balance $59 million Production at higher end of forecast range 8,800+/- BOEPD (pro forma 4,000-5,000 BOEPD) Reserve replacement 175% Valuable hedge position @ $80 oil (4Q08 gain in excess of $100 million) Strong balance sheet and cash position (sustainable, self-funded business model)

Sale of Norwegian Subsidiary - Deal at a Glance Rationale Made money for investors Adds financial flexibility and strength Gives ability to capitalize on drilling successes in United Kingdom Allows opportunity to actively pursue growth strategy of shorter-cycle, lower cost opportunities in US Deal Metrics Sale price - $150 million cash consideration (6x return) Reserves sold - 6.0 MMBOE 2P or 19% of total; $25 / 2P BOE Financial Impact Net debt approximately $50 million post transaction

Our Strategy - Balanced and Sustainable Growth Production Portfolio of high-quality producing assets Upside performance potential Development Active advancement of multiple projects to assure near-term growth Strive to operate or have influence in driving performance Exploration Disciplined approach to evaluation and risk management Run exploration as a business M&A Active and opportunistic participation in value added transactions (e.g.- sale of Norwegian subsidiary) Finance Self-funding enhanced by hedged oil and gas production Strong cash position Quiet capital structure

2008 2P reserve replacement = 175% Valuation Creation Source: 2006-2008 Netherland, Sewell & Associates, Inc. and Gaffney, Cline & Associates Estimated Probable Estimated Proved

Potential Production Growth Existing opportunities have potential to deliver strong production Sale of Norwegian Subsidiary 2008 2012

8 Current North Sea Developments Name Current Working Interest Estimated Reserves (gross) Development Plan First Production Rochelle (operator) 55.6% 30+ MMBOE Recent appraisal success Q4 2008/Q1 2009, develop fast-track commercialisation scenarios. DST flowed at 41 MMCFPD & 2,300 BCPD. 2010 Cygnus 12.5% 0.5 - 1.0 TCF FDP filed. Phased development. FB I, FB IIb and FB III appraised at 500 BCF. FB IIa, IV and V yet to be drilled and appraised. 2010 Columbus 25.0% 159 BCF FDP filed. Secure host platform & commercial agreements. On block reserves of approximately 100 BCF. 2011

Rochelle Development – UK Block 15/27



SCOTT
IVRRH
15/27
RUBIE
RENEE
GOLDENEYE
ROCHELLE
BRODGAR



Appraisal
Discovery
NNW
SSE
km



R-Blocks
Focus
Area

ROCHELLE APPRAISAL

Operator:	Endeavour 55.615%
Partner:	Nexen 44.385%
FDP Filing:	End 2009
Online:	4Q2010

Rochelle successfully appraised discovered hydrocarbons up-dip from the Rochelle oil and gas discovery. The discovery was made in a three-way Lower Cretaceous sandstone stratigraphic wedge trap within the R Block focus area. Gas and oil were logged, sampled and pressure tested. A drill stem test in the gas leg flowed at a rate of 41 MMCFPD and 2,300 BCPD from perforations in the upper 20 feet of a 77 feet hydrocarbon column. The development is being fast-tracked to achieve production in 2010.

9

Rochelle Development - UK Block 15/27 Area B Area C AREA APPRAISED EVALUATION ONGOING Rochelle Development Key Milestones Projected CAPEX spend net END: 2009 - $9MM; 2010 - $150MM

Cygnus Appraisal & Development– UK Block 44/12a

Endeavour



3
2a
2b
4
1
5a
5b
5c
0—2km
N



SW
NE
V
I
IIb
III
2.2
2.6
2 km



Cygnus
Focus
Area

CYGNUS FAULT BLOCKS IIb and III APPRAISAL & PHASE ONE DEVELOPMENT

Operator:	Gaz de France 38.75%
Partners:	Endeavour 12.5%
	Venture 48.75%
FDP Filed:	Initial FDP filed in December 2008, Updated FDP filed in March 2009
Online:	4Q 2010 (Phase One Development)

The Cygnus Fault Block IIb appraisal well successfully found natural gas in the Ketch sandstones of the Carboniferous. The well encountered Leman reservoir seen in Fault Block I, with a similar gas/water contact and flowed at a rate of 32.4 MMCFPD. The Cygnus Fault Block III appraisal well was drilled and flow tested at a rate of 32 MMCFPD from the targeted Rotliegendes Leman reservoir. Both well tests exceeded pre-drill expectation. To date, approximately 500 BCF gross have been discovered and appraised with additional reserves yet to be confirmed in Fault Blocks IIa, IV and V. Upside reserves could be 1.0+ TCF.

11

Cygnus Development Plan - Phase 1 Proposed Transport through McAdam Key Milestones Projected CAPEX spend net END: 2009 - $14MM; 2010 - $25.8MM Cygnus Field Area

Cygnus Full Development Plan Fault Block 1 146 BCF 44/11a Fault Block 5 Fault Block 4 Fault Block 3 121 BCF 44/12a Salt Plugged Fault Block 2 232 BCF Appraised fault blocks shown in red Un-appraised fault blocks shown in orange Western portion of block V is salt plugged (no permeability)

Columbus Development

Endeavour



23/16f-12
23/16f-12z
23/16f-11
Core
North
East Upside
South Upside



16g
Mortimer
Livingstone
Mungo
23/16f
12
2
Columbus
12Z
Magellan
11
Lomond
5 Km
Pipeline
Main Prospects
Gas Condensate Field
Gas Field
Oil Field
Serica Blocks



Columbus Focus Area

COLUMBUS DEVELOPMENT

Operator:	Serica 50%
Partners:	Endeavour 25%
	EOG 25%
FDP Filed:	October 2008
Online:	3Q2011

Columbus has gas trapped stratigraphically in a Paleocene channel on the western flank. The prospect was identified using seismic far offset amplitudes that imaged a flat spot at the base of the gas sand and the top of the gas sand. Currently working to secure a host off-take platform & commercial agreements. The on-block reserves are approximately 100 BCF gross Pmean.

14

Columbus Development Plan - FDP ETAP Scenario Subsea Production Facilities Key Milestones Projected CAPEX spend net END: 2010 (Q4) & 2011 $48MM

Columbus Field - Host Platform Alternatives Discussions commenced w/ BG as future operator of Lomond 26.6 km Mungo Lomond Monan Mirren Marnock Egret Heron Well-1 Well-4 Well-2 Well-3 ETAP Route

US Growth Strategy One asset drilled in 2008 Cochran #1, US (1 Well) Garwood Discovery with 15% Net Revenue Interest 2.7 MMBOE Gross Producing Initial entrance in onshore Texas to participate in several onshore prospects Lower finding cost Higher pre-drill reserve potential Lower tax rate and utilization of corporate NOLs Shorter cycle times from discovery to production that balance our portfolio Recent downturn in the energy sector provides an opportune time to grow an E&P business Strong capital position Increased number of deals in the market Endeavour's focus Identify companies with strong reputations to build partnerships Upon the business reaching critical mass, become an operator Utilize our proven exploration principles to guide exploration activities SE NM Focus Area W TX Focus Area S TX Focus Area S LA Focus Area

US Onshore - Drilling Plans Texas New Mexico Louisiana Current Focus Areas with Partners El Paso, Sanchez, and Caza New Mexico, Texas, and Louisiana

US Onshore - 2009 & 2010 Drilling Plans Texas New Mexico 3 - 6 Caza Wolfcamp oil wells 0- 3 Caza Wilcox wells 1- 2 El Paso wells 1- 2 Sanchez wells Louisiana Firm Contingent

2009 Exploration and Appraisal Drilling Program Wells carried into 2009 from 2008 Rochelle appraisal in CNS, UK - success Alligator Bayou onshore South Texas, US - testing Cygnus Fault Block IIb appraisal in SNS UK - success Wells begun in 2009 Cygnus Fault Block III appraisal in SNS, UK - success Dalwhinnie onshore South Texas, US - drilling Lucky Penny 10 State #1 New Mexico - drilling Tesla in CNS, UK - drilling Wells yet to spud Up to 3 wells in SE New Mexico 3-6 wells in South Texas Rochelle Appraisal Tesla Cygnus III Appraisal Cygnus IIb Appraisal

21 2009 Guidance

Capital Structure Capital structure quiet and improving

23 Results of Operations Metrics Cash flow supports strategy

24 Acquisitions Show Excellent Returns Acquisitions outperforming both production and price expectations Purchase Price Inception to Date Cash Flow through March 31, 2009 * Includes proceeds from sale of Norwegian subsidiary

Hedging Statistics

26 Balanced strategy with experienced global team in place - UK North Sea and US Onshore Strong track record of successful drilling Significant growth in production by 2010/2011 from UK development projects Multiple growth channels to organically grow company Development and exploitation of existing assets - Rochelle and Cygnus are "game changers" Exploration M&A value-adding deals - sale of Norway, 6x return for investors Strong balance sheet and cash position Self-funding business model Conclusion